BANC STOCK GROUP FUND
                        SUPPLEMENT DATED MARCH 1, 1999 TO
                        PROSPECTUS DATED AUGUST 20, 1998

         Effective March 1, 1999, Mutual Funds Service Co. (MFS) is the Fund's Transfer Agent. After that date, please direct all purchase and redemption requests and all shareholder inquiries to:

                            MUTUAL FUNDS SERVICE CO.
                               6000 MEMORIAL DRIVE
                                DUBLIN, OH 43017
                                  888-BANK-595
                                 (888-226-5595)


         On January 20, 1999, the Board of Trustees approved the addition of a new Class of shares, Class C shares, and renamed the existing shares Class A shares. On February 26, 1999, the shareholders of Class A shares approved a Rule 12b-1 Distribution Plan for Class A shares and a new Management Agreement for the Fund. As a result, the expense information for Class A shares has been restated to reflect the changes in annual operating expenses. The expense information for Class C shares is based on estimated amounts for the current fiscal year.

REPLACE THE EXPENSE TABLE ON PAGE 3 WITH THE FOLLOWING:

SHAREHOLDER TRANSACTION EXPENSES(1)                       CLASS A        CLASS C
                                                          -------        -------

Maximum Front End Sales Load Imposed on Purchases...........4.00%..........NONE
Maximum CDSC ...............................................NONE...........2.00%
Sales Load Imposed on Reinvested Dividends..................NONE...........NONE
Redemption Fee..............................................NONE...........NONE
Exchange Fee................................................NONE...........NONE

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)(2)

         Management Fees...................................2.25%...........2.25%
         12b-1 Charges.....................................0.25%...........1.00%
         Other Expenses (after reimbursement)(3)...........0.00%...........0.00%
Total Fund Operating Expenses (after reimbursement(3)..... 2.50%...........3.25%


(1) Processing organizations may impose transactional fees on shareholders.

(2) Because the Adviser pays all operating expenses (except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses), the Fund's total operating expenses are equal to the management fee paid to the Adviser plus the 12b-1 charges.

(3) The Adviser has agreed to reimburse other expenses for the fiscal year ending February 28, 1999 to the extent necessary to maintain total operating expenses as indicated. For the period ended February 28, 1998, other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company Act) were 0.25% of average net assets and total fund operating expenses were 2.75% of average net assets, absent any waiver or reimbursement.

REPLACE THE EXPENSE EXAMPLE ON PAGE 3 WITH THE FOLLOWING:

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                               1         3         5        10
                                              YEAR     YEARS     YEARS    YEARS
                                              ----     -----     -----    -----

Class A ................................      $ 64      $115      $168      $312
Class C
  if you sold your shares
    at the end of the period ...........      $ 43      $110      $180      $365
  if you stayed in the fund ............      $ 33      $110      $180      $365


READ THE FOLLOWING IN CONJUNCTION WITH THE SECTIONS TITLED "THE FUND" ON PAGE 3 AND "SHAREHOLDER RIGHTS" ON PAGE 13:

         On January 20, 1999, the Trustees renamed the existing shares "Class A" shares and added another class of shares called "Class C" shares. The classes differ as follows: 1) Class A shares are charged an initial sales charge of 4.00% and Class C shares are charged a contingent deferred sales charge of 2% if redeemed within one year of the purchase date or 1% if redeemed after one year but before two years of the purchase date, 2) Class A shares pay 12b-1 expenses of 0.25% and Class C shares pay 12b-1 expenses of 1.00%, and 3) each class may bear differing amounts of certain class specific expenses.

READ THE FOLLOWING IN CONJUNCTION WITH THE SECTIONS TITLED "HOW TO INVEST IN THE FUND" ON PAGE 6, "HOW TO REDEEM SHARES" ON PAGE 9 AND "SHAREHOLDER RIGHTS" ON PAGE 13:

         Class C shares are offered at net asset value, without initial sales charge, subject to an annual distribution fee of 1% (of which 0.75% is an asset based sales charge and 0.25% is a service fee). Class C shares are subject to a contingent deferred sales charge ("CDSC"), based on the lower of the shares' cost and current net asset value, of 2% if redeemed within one year of the purchase date or 1% if redeemed after one year but before two years of the purchase date. The CDSC will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans.

         When purchasing shares, specify whether the order is for Class A or Class C shares. All purchase orders that fail to specify a class will automatically be invested in Class A shares.

         The differing sales charges and other expenses applicable to the different classes of the Fund's shares may affect the performance of those classes. Broker/dealers and others entitled to receive compensation for selling or servicing Fund shares may receive more with respect to one class than another. The Board of Trustees of the Trust does not anticipate that there will be any conflicts among the interests of the holders of the different classes of Fund shares. On an ongoing basis, the Board will consider whether any such conflict exists and, if so, take appropriate action.

 ADD THE FOLLOWING SECTION:
                               DISTRIBUTION PLANS

         Each class has adopted a plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940, which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. The amount payable by Class A shares is 0.25% of average daily net assets for the year and by Class C shares is 1.00% of its average daily net assets for the year (of which 0.75% is an asset based sales charge and 0.25% is a service fee). Expenditures pursuant to the Plans and related agreements may reduce current yield after expenses.

      Under the Plans, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of Shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of Shares, or that hold Shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders, or for rendering shareholder support services, including allocated overhead, office space and equipment, telephone facilities and expenses, answering routine inquiries regarding the Trust, processing shareholder transactions, and providing such other shareholder services as the Trust may request; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this
Plan) who engage in or support distribution of Shares; (c) costs of preparing, printing and distributing Fund prospectuses and statements of additional information and reports for recipients other than existing Fund shareholders;
(d) costs of formulating and implementing marketing and promotional activities, including sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may deem advisable; and (g) costs of implementing and operating the Plans.

REPLACE THE FOURTH AND FIFTH PARAGRAPHS OF THE SECTION TITLED "OPERATION OF THE FUND" ON PAGE 12 WITH THE FOLLOWING:

          The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 2.25% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, expenses which the Fund is authorized to pay pursuant to the Distribution Plans, fees and expenses of non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser.

         Effective March 1, 1999, MFS is the Fund's Administrator. As Administrator, MFS manages the Fund's business affairs and provides the Fund with administrative services, including all regulatory reporting and necessary office equipment. For these services, MFS receives a monthly fee from the Adviser equal to 0.05% of the Fund's average monthly net assets (subject to a minimum annual payment of $30,000).

ADD THE FOLLOWING SECTION:
                                 YEAR 2000 ISSUE

          Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser, Administrator or other service providers to the Fund do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." The Adviser and Administrator have taken steps that they believe are reasonably designed to address the Year 2000 Issue with respect to computer systems that are used and to obtain reasonable assurances that comparable steps are being taken by the Fund's major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund. In addition, the Adviser cannot make assurances that the Year 2000 Issue will not affect the banks and other companies in the Fund's portfolio or worldwide markets and economies. However, a critical part of the Adviser's Year 2000 Compliance Program is devoted to determining the extent to which the Fund is at risk because of the failure of the companies in its portfolio to address the Year 2000 Issue. The Adviser is communicating with these portfolio companies to ascertain whether they are addressing their Year 2000 Issues and are either Year 2000 compliant or expect to be compliant on a timely basis. To the extent any company in the portfolio does not provide satisfactory responses, the Fund will sell the corresponding securities from the portfolio.

                              BANC STOCK GROUP FUND




                       STATEMENT OF ADDITIONAL INFORMATION



                                  March 1, 1999










         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Banc Stock Group Fund dated August 20, 1998 and the Supplement to the Prospectus dated March 1, 1999. A copy of the Prospectus can be obtained by writing the Transfer Agent at 6000 Memorial Drive, Dublin, Ohio 43017, or by calling 1-888-BANK-595.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                                TABLE OF CONTENTS
                                -----------------

                                                                          PAGE
                                                                          ----


DESCRIPTION OF THE TRUST....................................................  1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS.......  1

INVESTMENT LIMITATIONS......................................................  3

SHARES OF THE FUND..........................................................  3

THE INVESTMENT ADVISER......................................................  5

TRUSTEES AND OFFICERS.......................................................  6

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  7

DISTRIBUTION PLANS .........................................................  7

DETERMINATION OF SHARE PRICE................................................  9

INVESTMENT PERFORMANCE......................................................  9

CUSTODIAN................................................................... 10

TRANSFER AGENT.............................................................. 10

ACCOUNTANTS................................................................. 11

DISTRIBUTOR................................................................. 11

FINANCIAL STATEMENTS........................................................ 11

DESCRIPTION OF THE TRUST

         Banc Stock Group Fund (the "Fund") was organized as a series of The BSG Funds (the "Trust"). The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated January 14, 1997 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value (the "Shares"). The Fund is the only series currently authorized by the Trustees. There are currently two classes of Shares: Class A and Class C.

         Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         Upon sixty days prior written notice to shareholders, the Fund may make redemption payments in whole or in part in securities or other property if the Trustees determine that existing conditions make cash payments undesirable. For other information concerning the purchase and redemption of shares of the Fund, see "How to Invest in the Fund" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Share Price Calculation" in the Fund's Prospectus.

         As of February 8, 1999, the officers and trustees as a group beneficially owned less than 1% of the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

         This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objective and Strategies and Risk Considerations" and "Investment Policies and Techniques").

         A. SHORT SALES. The Fund may sell a security short in anticipation of a
            -----------
decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

         In connection with its short sales, the Fund will be required to maintain a segregated account with its Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

         B. OPTION TRANSACTIONS. The Fund may engage in option transactions
            -------------------
involving individual securities and market indexes. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. The Fund will sell (write) put options only if the Fund is selling an equivalent amount of the same security short. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian.

         The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline.

         When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

         C. ILLIQUID SECURITIES. The portfolio of the Fund may contain illiquid
            -------------------
securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT LIMITATIONS

         FUNDAMENTAL. The investment limitations described below have been
         -----------
adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), I.E., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or
(2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

         1. BORROWING MONEY. The Fund will not borrow money, except (a) from a
            ---------------
bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

         2. SENIOR SECURITIES. The Fund will not issue senior securities. This
            -----------------
limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

         3. UNDERWRITING. The Fund will not act as underwriter of securities
            ------------
issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. REAL ESTATE. The Fund will not purchase or sell real estate. This
            -----------
limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

         5. COMMODITIES. The Fund will not purchase or sell commodities unless
            -----------
acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

         6. LOANS. The Fund will not make loans to other persons, except (a) by
            -----
loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         7. CONCENTRATION. The Fund will not invest 25% or more of its total
            -------------
assets in any particular industry other than the banking and financial institutions industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

         Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by .d paragraphs above as of the date of consummation.

         NON-FUNDAMENTAL. The following limitations have been adopted by the
         ---------------
Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

         1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any
            --------
manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

         2. BORROWING. The Fund will not purchase any security while borrowings
            ---------
(including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

         3. MARGIN PURCHASES. The Fund will not purchase securities or evidences
            ----------------
of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

         4. OPTIONS. The Fund will not purchase or sell puts, calls, options or
            -------
straddles, except as described in the Prospectus and the Statement of Additional Information.

         5. LOANS. The Fund will not loan its portfolio securities.
            -----

         6. REVERSE REPURCHASE AGREEMENTS. The Fund will not enter into reverse
            ------------------------------
repurchase agreements.

SHARES OF THE FUND

         Two classes of Shares, Class A shares and Class C shares, are authorized for the Fund. Both classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that each class has exclusive voting rights with respect to its Rule 12b-1 distribution plan. The net asset value per share of both classes is expected to differ from time to time.

         A contingent deferred sales charge ("CDSC"), based on the lower of the shares' cost and current net asset value, of 2% will be charged if the shares are redeemed within one year of the purchase date or 1% if redeemed after one year but before two years of the purchase date. The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month. For example: if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month. In determining whether the CDSC applies to a redemption of CDSC Shares, CDSC Shares not subject to a CDSC are redeemed first.

         The CDSC imposed on Class C shares will be waived (i) on redemption of shares following the death of the shareholder and (ii) on certain redemptions in connection with IRAs and other qualified retirement plans.

THE INVESTMENT ADVISER

         The Fund's investment adviser is Heartland Advisory Group, Inc., 1105 Schrock Road, Suite 427, Columbus, Ohio 43229 (the "Adviser"). The Adviser is a wholly owned subsidiary of The Banc Stock Group, Inc.

         Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2.25% of the average daily net assets of the Fund. The Adviser may waive all or part of its fee, at any time, and at its sole discretion, but such action shall not obligate the Adviser to waive any fees in the future. For the period from August 1, 1997 (commencement of operations) through February 28, 1998, the Fund paid fees to the Adviser of $110,653.

         The Adviser retains the right to use the names "BSG" and "Banc Stock Group" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "BSG" and "Banc Stock Group" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

         The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Fund believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

         The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


===================================== ========================== ===========================================================
            NAME, AGE                          POSITION                             PRINCIPAL OCCUPATIONS
            AND ADDRESS                                                              DURING PAST 5 YEARS
===================================== ========================== ===========================================================
Michael E. Guirlinger *               Trustee, President and     Director, president and treasurer of Heartland Advisory
Age: 50                               Treasurer                  Group, Inc.; director, president and treasurer of The
1105 Schrock Road, Suite 437                                     Banc Stock Group; director, vice president and treasurer
Columbus, Ohio  43229                                            of Banc Stock Financial Services, Inc.**; president and
                                                                 treasurer of Buckeye Banc Stocks, Inc., an intra-state
                                                                 broker-dealer, 1105 Schrock Road, Suite 427, Columbus,
                                                                 Ohio.
===================================== ========================== ===========================================================
Lisa R. Hunter *                      Trustee and Secretary      Vice president of Banc Stock Financial Services, Inc.**
Age: 44                                                          Prior to 1995, compliance administrator of VESTAX
1105 Schrock Road, Suite 437                                     Securities Corp, 1932 Georgetown Rd., Hudson, Ohio  44256.
Columbus, Ohio  43229

===================================== ========================== ===========================================================
Jeffrey C. Barton                     Chief Financial Officer    Vice President and Chief Financial Officer of The Banc
Age: 52                                                          Stock Group, Inc. and subsidiaries,** Chief Financial
1105 Schrock Road, Suite 437                                     Officer of Saunders Pearson Company, a contract financial
Columbus, Ohio  43229                                            management company, 1807 Riverhill Road, Columbus, Ohio.
===================================== ========================== ===========================================================
John M. Bobb                          Trustee                    Director of Headwater Group, 8200 Clonse Road, New
Age: 57                                                          Albany, Ohio, a fine arts consulting agency, 1994 to
8200 Clonse Road                                                 present.  Prior to 1994, sales and marketing director
New Albany, Ohio  43054                                          with Bush Brothers, a food company in Knoxville,
                                                                 Tennessee.
===================================== ========================== ===========================================================
Virginia H. Rader                     Trustee                    Retired.
Age: 52
600 Fairway Blvd.
Columbus, Ohio  43215
===================================== ========================== ===========================================================
Gary A. Radville                      Trustee                    Chief Financial Officer of Peer Foods, Inc., 4631 S.
Age: 41                                                          McDowell St., Chicago, Illinois.  Prior to 1996,
4631 S. McDowell St.                                             Partner, Price Waterhouse, 200 E. Randolph St., Chicago,
Chicago, Illinois  60609                                         Illinois.
===================================== ========================== ===========================================================

         Trustee fees are Trust expenses. The compensation paid to the Trustees for the first full year of the Trust ended February 28, 1998 is set forth in the following table:

================================ ==============================
                                      TOTAL COMPENSATION
                                   FROM TRUST (THE TRUST IS
             NAME                   NOT IN A FUND COMPLEX)
================================ ==============================
Michael E. Guirlinger                          0
================================ ==============================
Lisa R. Hunter                                 0
================================ ==============================
John M. Bobb                                $3,000
================================ ==============================
Virginia H. Rader                           $4,000
================================ ==============================
Gary A. Radville                            $4,000
================================ ==============================

** Banc Stock Financial Services, Inc. is the Trust's principal underwriter (the "Distributor"). The Adviser and The Banc Stock Group are affiliates of the Distributor.

PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

         Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

         While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

         The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that Banc Stock Financial Services, Inc. ("BSFS"), in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Mesirow Financial, Inc.

         Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

         Under the Investment Company Act of 1940, persons affiliated with an affiliate of the Adviser (such as BSFS) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, BSFS will not serve as the Fund's dealer in connection with over-the-counter transactions. However, BSFS may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Mesirow Financial, Inc.

         The Fund will not effect any brokerage transactions in its portfolio securities with BSFS if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates, or any affiliates of affiliates, of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to BSFS, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be
(a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by BSFS on comparable transactions for its most favored unaffiliated customers, except for customers of BSFS considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by BSFS to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

         The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by BSFS from brokerage commissions generated from portfolio transactions of the Fund.

         While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. BSFS will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

         When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Transactions of advisory clients (including the Fund) may also be blocked with those of the Adviser, the Distributor or any of their affiliates. The Adviser, the Distributor and their affiliates will be permitted to participate in the blocked transaction only after all orders of advisory clients (including the Fund) are filled.

         For the period from August 1, 1997 (commencement of operations) through February 28, 1998, the Fund paid total brokerage commissions of $197,647. Banc Stock Financial Services, Inc. was paid $196,987 (99.67% of all brokerage commissions) for effecting 98.66% of the Fund's brokerage transactions.

DISTRIBUTION PLANS

         With respect to the Fund, the Trust has adopted a separate Distribution Plan for each class of shares, pursuant to Rule 12b-1 which was promulgated by the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 (the "Plans"). Each Plan provides for payment of fees to the Adviser to finance any activity which is principally intended to result in the sale of the Fund's shares subject to the Plans. Such activities are described in the Prospectus. Pursuant to the Plans, the Adviser may pay fees to brokers and others for such services. The Trustees expect that the adoption of the Plans will significantly enhance the Fund's ability to expand distribution. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective. The maximum amount payable with respect to each class under the Plans is described in the Prospectus. The Plans have been approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plans or any related agreement, by a vote cast in person. continuation of the Plans and the related agreements must be approved by the Trustees annually, in the same manner, and a Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under a Plan or other material change must be approved by a majority of the outstanding shares of the applicable class, and all other material amendments to a Plan or any related agreement must be approved by a majority of the independent Trustees. Michael M. Guirlinger and Lisa R. Hunter, trustees of the Trust, may benefit indirectly from payments received by the Adviser under the Plans because of their relationships with the Adviser and its affiliates. Mr. Guirlinger is an executive officer of the Adviser and Ms. Hunter is an executive officer of an affiliate of the Adviser.

DETERMINATION OF SHARE PRICE

         The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

         The Fund's Prospectus, in the section "How to Invest in the Fund," describes certain types of investors for whom sales charges will be waived. The Trustees have determined that the Fund incurs no appreciable distribution expenses in connection with sales to these investors and that it is therefore appropriate to waive sales charges for these investors.

INVESTMENT PERFORMANCE

         "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one, five and ten year periods) that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                P(1+T)n=ERV

Where:            P        =    a hypothetical $1,000 initial investment
                  T        =    average annual total return
                  n        =    number of years
                  ERV           = ending redeemable value at the end of the
                                applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates, that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total return of the Fund for the period August 1, 1997 (commencement of operations) through February 28, 1998 was 41.78%.

         The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The total return of the Fund as calculated in this manner for the period August 1, 1997 (commencement of operations) through February 28, 1998 was 27.50%. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. The average annual compounded rate of return of the Fund for the period August 1, 1997 (commencement of operations) through February 28, 1998 was 52.24%. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. This value, for the period ended February 28, 1998, was $12,750. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

         From time to time, in advertisements, sales literature and information furnished to present or to prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

         In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT

         Effective March 1, 1999, Mutual Funds Service Co. (MFS), 6000 Memorial Drive, Dublin, Ohio 43017 acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. MFS also acts as the Fund's administrator and, in such capacity, manages the Fund's business affairs. In addition, MFS, in its capacity as fund accountant, provides the Fund with certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, MFS receives an annual fee from the Adviser equal to 0.05% of the Fund's assets up to $100 million (subject to a minimum annual fee of $20,000, which increases as additional classes are added). Prior to March 1, 1999, American Data Services, Inc. ("ADS"), P.O. Box 5536, Hauppauge, New York 11788-0132 served as fund accountant and administrator. For the period from August 1, 1997 (commencement of operations) through February 28, 1998 and for the fiscal year ended February 28, 1999, ADS received $8,566 and $46,315, respectively, from the Adviser
(not the Fund) for its services to the Fund.

ACCOUNTANTS

         The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending February 28, 1999. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

         Banc Stock Financial Services, Inc. ("BSFS"), 1105 Schrock Road, Suite 437, Columbus, Ohio 43229, is the exclusive agent for distribution of shares of the Fund. The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The aggregate commissions paid for the period from August 1, 1997 (commencement of operations) through February 28, 1998 was $212,007, of which BSFS earned $14,661 for acting as distributor and an additional $49,158 for acting as broker-dealer for the Fund.

FINANCIAL STATEMENTS

         The financial statements and independent accountants' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended February 28, 1998. The Fund will provide the Annual Report without charge at written request or request by telephone.